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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors and Shareholders
Winthrop Resources Corporation:

    We consent to the use of our report included and incorporated by reference herein and to the references to our firm under the headings "Selected Financial and Other Data" and "Experts" in the Prospectus.

                                                /s/ KPMG Peat Marwick LLP

Minneapolis, Minnesota
May 24, 1996